                                                                  EXHIBIT 10.95

                           SANTA FE GAMING CORPORATION
                             SAHARA LAS VEGAS CORP.


                                SECOND AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                             NOTE PURCHASE AGREEMENT


                  This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this "AMENDMENT") is dated as of November 15, 1999 and entered into by and among Santa Fe Gaming Corporation, a Nevada corporation ("SGC"), Sahara Las Vegas Corp., a Nevada corporation ("COMPANY"), SunAmerica Life Insurance Company, an Arizona life insurance company ("SUNAMERICA"), Anchor National Life Insurance Company, an Arizona life insurance company ("Anchor"), and SunAmerica, as Collateral Agent, and, for purposes of Sections 4 and 5 hereof, SGC and the other Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997 (as amended, the "NOTE PURCHASE AGREEMENT"), by and among SGC, Company, SunAmerica and Anchor. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note Purchase Agreement.

                                    RECITALS

                  WHEREAS, the Company has entered into the Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 15, 1999 (the "Henderson Sale Agreement") with Station Casinos Inc., a Nevada corporation ("Station Casinos") and SGC and the Company have requested that the Holders approve the sale of the Henderson Facility pursuant to the Henderson Sale Agreement, the application of proceeds thereof as provided herein and the other amendments to the Note Purchase Agreement as further provided herein;

                  WHEREAS, certain Events of Default have occurred and are continuing under the Note Purchase Agreement with respect or related to Pioneer Finance and Pioneer Hotel, Inc. ("Pioneer Hotel"), including but not limited to the Events of Default under Sections 7.6 and 7.7 thereof occurring as a result of the petitions for relief filed under Chapter 11 of the Bankruptcy Code by Pioneer Finance and Pioneer Hotel on February 23, 1999 and April 12, 1999, respectively (such Events of Default together with any Event of Default arising solely as a result of SGC's guaranty of the Pioneer Bonds, the "Pioneer Bankruptcy Defaults");

                  WHEREAS, SGC, the Company and the other Credit Support Parties acknowledge that the Pioneer Bankruptcy Defaults and other Potential Events of Default and other Events of Default have occurred and are continuing under the Note Purchase Agreement and the other Basic Documents and that nothing in this Amendment or otherwise shall constitute a release, forbearance or other waiver by SunAmerica or any of its successors and assigns of any right or remedy it may have, including, without limitation, any right or remedy SunAmerica may have under any Basic Document or otherwise as a result of any Events of Default or Potential Events of Default.

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                  NOW, THEREFORE, in consideration of the premises and the
agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                   SECTION 1 AMENDMENTS TO THE NOTE PURCHASE AGREEMENT

                   1.1 AMENDMENT TO SECTION 1.1: DEFINITIONS AND CONSTRUCTION

                   A. Subsection 1.1 of the Note Purchase Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                   "`HENDERSON SALE' means the sale of the Henderson Facility pursuant to the Henderson Sale Agreement."

                  "`HENDERSON SALE AGREEMENT' means the Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 15, 1999 between the Company and Station Casinos."

                  "`SECOND AMENDMENT' means that certain Second Amendment to Second Amended and Restated Note Purchase Agreement dated as of November 15, 1999 among SGC, the Company and SunAmerica and, for purposes of Sections 4 and 5 thereof, the other Credit Support Parties."

                   "`SECOND AMENDMENT EFFECTIVE DATE' has the meaning assigned to that term in the Second Amendment."

                   "`STATION CASINOS' means Station Casinos Inc., a Nevada Corporation."

                  "`STATION CASINOS NOTE' means the Unsecured Promissory Note in the aggregate principal amount of $14,750,000 issued by Station Casinos in favor of the Company in connection with the Henderson Sale."

B. Section 1.1 of the Note Purchase Agreement is hereby amended by amending and restating the following definition:

                   "`HENDERSON RELEASE DATE' means the date on which Company has prepaid the Notes (together with applicable interest and premium) with funds received from Station Casinos pursuant to the Henderson Sale Agreement in the amounts required pursuant to Section 2.5C(iv) hereof, has received and pledged and delivered to the Collateral Agent the Station Casinos Note and has transferred the Henderson Facility to Station Casinos."

                   1.2 AMENDMENT TO SECTION 2.5(C)(IV)

                   Section 2.5(C)(iv) of the Note Purchase Agreement is hereby amended and restated as follows:

                  "(iv) REDEMPTION UPON SALE OF HENDERSON PREMISES. On the Henderson Release Date, the Company shall apply not less than $20,600,000 of the cash proceeds received in connection with the Henderson Sale to pay in full all of the following:

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                           (a) $675,000 shall be paid to SunAmerica and Anchor,
         as assignee of CSFB, on a pro rata basis, as payment in full of the fee described in the first sentence of Section 2.4F of this Agreement;

                           (b) $1,425,000 shall be paid to SunAmerica as payment in full of the fee described in the second sentence of Section 2.4F of this Agreement;

                           (c) $1,336,875 shall be paid to SunAmerica as payment in full of the unpaid interest due as of June 20, 1999 on the Tranche B Notes that was deferred pursuant to the First Amendment (the "Deferred Tranche B Amount") and, in addition, all accrued interest on the Deferred Tranche B Amount through and including the Henderson Release Date shall be paid to SunAmerica;

                           (d) All other accrued and unpaid interest on the Tranche A Notes and the Tranche B Notes through and including the Henderson Release Date shall be paid to SunAmerica and Anchor; and

                           (e) $14,500,000 in principal amount of the Tranche A Notes shall be paid to SunAmerica and Anchor and shall be applied on a pro rata basis to repay the principal amount of the Tranche A Notes held by SunAmerica and Anchor respectively, and

                           (f) The difference between the payments described above in this Section 2.5(C)(iv) and $20,600,000 shall be deposited in the Additional Collateral Account.

                  SunAmerica and Anchor shall deliver payment instructions to the Company prior to the Henderson Release Date with regard to the payments required pursuant to this Section 2.5(C)(iv)."

                   1.3 AMENDMENT TO SECTION 6.1

                   The first sentence of Section 6.1 is amended and restated as follows:

                  "SGC and Company will not, and will not permit any of their Subsidiaries to, directly or indirectly, declare, make or pay any Restricted Junior Payment; PROVIDED that so long as no Event of Default or Potential Event of Default has occurred and is continuing, Company may dividend or otherwise distribute SFHI Notes to SGC to the extent expressly permitted under subsection 2.5F; provided further, that following the Henderson Release Date and the prepayment of the Notes contemplated by Section 2.5(C)(iv), so long as no Event of Default has occurred and continuing other than the Pioneer Bankruptcy Defaults, Company may dividend or otherwise distribute to SGC (a) any excess cash proceeds (not to exceed $1,398,925.39) received by the Company in connection with the Henderson Sale on the Henderson Release Date that are not applied as provided in Section 2.5(c) (iv), are not required to pay any outstanding obligations relating to the development of the Henderson Facility and are not required to pay costs associated with the closing of the Henderson Sale; and (b) cash received by the Company from Station Casinos under the Station Casinos Note; provided that amount of cash dividended or distributed pursuant to this clause (b) shall not exceed $7,500,000 in the aggregate; provided,

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however, that SGC shall only use any such Station Casinos Note payments it receives to acquire Pioneer Bonds, to contribute such cash to Pioneer Finance for the sole purpose of acquiring Pioneer Bonds or to make a payment to SFHI in an amount not greater than the value of SFHI's obligations under the Non-Competition Agreement and the ROFR Agreement (as such terms are defined in the Henderson Sale Agreement) as demonstrated to the satisfaction of the Collateral Agent."

                   1.4 ADDITION OF SECTION 6.11

                  The Note Purchase Agreement is amended to add the following covenant as Section 6.11 thereof:

                  "6.11 STATION CASINOS NOTE PROCEEDS AND RELATED MATTERS. The Company will cause all payments under the Station Casinos Note (such payments, the "Station Casinos Note Payments") to be deposited directly into the Additional Collateral Account and the Company and the Collateral Agent agree that such amounts shall be subject to the terms of the Additional Collateral Account Agreement and the Additional Collateral Account Letter. The Company shall be entitled to apply the Station Casino Note Payments (a) to repay the Notes in accordance with Section 2.5 hereof, (b) to purchase SFHI Notes or the 9.50% Notes issued by SFHI due December 15, 2000 (the "SFHI 9.5% Notes") provided that such SFHI Notes or SFHI 9.5% Notes, as the case may be, are immediately pledged to the Collateral Agent pursuant to arrangements satisfactory to the Collateral Agent, or (c) to dividend or distribute up to $7,500,000 of the Station Casino Note Payments to SGC to the extent permitted pursuant to Section 6.1(b) hereof. In the event Station Casinos fails to make any payment or otherwise fails to comply with any provision under the Station Casinos Note or asserts any right of set off, offset, counterclaim or similar right under the Station Casinos Note, SGC and the Company shall promptly notify the Collateral Agent in writing thereof which notice shall include a description of the actions that SGC and the Company intends to take with respect thereto. In the event the Company desires to dividend or distribute Station Casino Note Payments to SGC and such dividend or distribution is permitted pursuant to Section 6.1(b), Company shall give written notice to the Collateral Agent and the Collateral Agent shall promptly prepare written instructions to release such Collateral from the Additional Collateral Account or such other account in which such Collateral is held.

                  Collateral Agent and the Holders shall have a first priority security interest pursuant to the Company Security Agreement and the other Basic Documents in all of the Company's right, title and interest now existing or hereinafter arising under the Henderson Sale Agreement and the other Henderson Documents, including but not limited to the Station Casino Note, all Station Casinos Note Payments, all SFHI Notes and SFHI 9.5% Notes acquired by the Company and all proceeds of every nature of any of the foregoing, and, notwithstanding anything herein to the contrary, shall have all rights and remedies with respect thereto under the Basic Documents."

                   SECTION 2 LIMITATION OF AMENDMENT

                  Without limiting the generality of the provisions of subsection 9.1 of the Credit Agreement, the amendments set forth above shall be limited precisely by its terms, shall not have

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any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver or modification of any other term, provision or condition of the Note Purchase Agreement, any other Basic Documents or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that the Collateral Agent or any Holder may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Note Purchase Agreement, any Basic Documents or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Note Purchase Agreement and the other Basic Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                   SECTION 3 CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT

                  Section 1 of this Amendment shall become effective upon the satisfaction of the following conditions on or prior to December 1, 1999 (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

                   A. SGC and the Company shall have delivered to the Collateral Agent on behalf of the Holders the following:

                   1. Resolutions of each Credit Party's Board of Directors or the executive committee thereof approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                   2. Signature and incumbency certificates of each Credit Party's officers executing this Amendment;

                   3. Originals of this Amendment duly executed by SGC, the Company and the other Credit Parties; and

                   4. The original executed Station Casinos Note, endorsed in a manner satisfactory to the Collateral Agent.

                   B. SGC and the Company shall have delivered to the Collateral Agent on behalf of the Holders complete and correct copies of the Henderson Sale Agreement, the Non-Competition Agreement (as defined in the Henderson Sale Agreement) and the ROFR Agreement (as defined in the Henderson Sale Agreement), all exhibits and schedules thereto and all other agreements, certificates and instruments (including but not limited to the Station Casinos Note) delivered thereunder as a condition precedent to

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Station Casinos' obligation to consummate the Henderson Sale (collectively, the "Henderson Sale Documents") together with an Officer's Certificate from SGC and the Company stating that the Henderson Sale Documents are in full force and effect, that no material term or condition thereof has been amended, modified or waived and that all conditions precedent to the consummation of Henderson Sale and to the Second Amendment Effective Date have occurred and all of the Henderson Sale Documents shall be in form and substance satisfactory to the Collateral Agent.

                   C. On or before the Closing Date, SGC and Company shall have obtained all consents and approvals to the transactions contemplated under the Henderson Sale Documents of any Person required under any Contractual Obligation or other obligation (including obligations imposed by law) of SGC or Company or any of their respective Affiliates and of any governmental entity. Such consents and approvals shall be in full force and effect.

                   D. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Collateral Agent and its counsel shall be satisfactory in form and substance to the Collateral Agent and such counsel, and the Collateral Agent and its counsel shall have received all such counterpart originals or certified copies of such documents and opinions as the Collateral Agent may reasonably request.

                   E. No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain the Henderson Sale on the Second Amendment Effective Date. As of the Second Amendment Effective Date and there shall not be pending or, to the knowledge of SGC or Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against SGC, Company or any of their respective Subsidiaries or any property of SGC, Company or any of their respective Subsidiaries, seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by the Henderson Sale Documents.

                   SECTION 4 REPRESENTATIONS AND WARRANTIES

                   In order to induce SunAmerica and Anchor to enter into this Amendment and to amend the Note Purchase Agreement in the manner provided herein, each of SGC and the Company represents and warrants to SunAmerica and Anchor that the following statements are true, correct and complete:

                   A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Note Purchase Agreement, as amended by this Amendment (the "AMENDED AGREEMENT").

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                   B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of each Credit Party.

                   C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and other Basic Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the Certificate or Articles of Incorporation or Bylaws of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Credit Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Basic Documents in favor of the Collateral Agent and the Holders), or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of any Credit Party.

                   D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Basic Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                   E. BINDING OBLIGATION. This Amendment, the Amended Agreement and the other Basic Documents have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                   F. ABSENCE OF DEFAULT. No event will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                   SECTION 5 ACKNOWLEDGEMENT AND CONSENT

                   SGC is a party to the Note Purchase Agreement and certain other Basic Documents, including the Amended Agreement and SGC Guaranty, pursuant to which, among other things, SGC has guaranteed the Obligations of the Company. Sahara Resorts is a party to the Sahara Resorts Guaranty and the Sahara Resorts Pledge Agreement, pursuant to which, among other things, Sahara Resorts has (i) guaranteed the Obligations and (ii) created Liens in favor of SunAmerica on certain Collateral to secure the obligations of Sahara Resorts under the Basic Documents to which Sahara Resorts is party. Casino Properties is a party to the Casino Properties Guaranty and the Casino Properties Pledge Agreement, pursuant to which, among other things, Casino Properties has (i) guaranteed the Obligations and (ii) created Liens in favor of SunAmerica on certain Collateral to secure the obligations of Casino Properties under the Basic Documents to which Casino Properties is party. Hacienda Hawaiian is party to the

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Hacienda Hawaiian Guaranty and the Hacienda Hawaiian Pledge Agreement,
pursuant to which, among other things, Hacienda Hawaiian has (i) guaranteed the Obligations and (ii) created Liens in favor of SunAmerica on certain Collateral to secure the obligations of Hacienda Hawaiian under the Basic Documents to which Hacienda Hawaiian is party. SGC, Sahara Resorts, Casino Properties sand Hacienda Hawaiian are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranties, the Sahara Resorts Pledge Agreement, the Casino Properties Pledge Agreement and Hacienda Hawaiian Pledge Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                   Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Note Purchase Agreement, this Amendment and the other Basic Documents and consents to the amendments and modifications of the Note Purchase Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guaranteed Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guaranteed Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

                   Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any other Basic Document or agreement. Each Credit Support Party represents and warrants that all representations and warranties with respect to such Credit Support Parties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                   Each Credit Support Party (other than SGC) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Note Purchase Agreement or any other Basic Document to consent to the amendments to the Note Purchase Agreement effected pursuant to this Amendment and (ii) nothing in the Note Purchase Agreement, this Amendment or any other Note Purchase Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Note Purchase Agreement.

                   SECTION 6 RELEASE

                   Company and each Credit Support Party, its successors-in-title, legal representatives, assignees and heirs, as applicable, and, to the extent the same is claimed by right of, through or under Company or any such Credit Support Party, its past, present and future

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

employees, agents, representatives, officers, directors, shareholders, parents, subsidiaries, affiliates and trustees, and each of them (the "Releasing Parties") does hereby forever remise, release and discharge the Collateral Agent and each Holder, and the Collateral Agent's and each Holder's successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, parents, subsidiaries, affiliates, consultants, experts, advisors, attorneys and other professionals, as well as any and all persons and entities to whom the Collateral Agent or any Holder would be liable if such persons or entities were found to be liable to Company or any Credit Support Party or any of them, and each of them (collectively hereinafter the "Released Parties"), from any and all manner of action and actions, cause and causes of action, claims, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Note Purchase Agreement, this Amendment, the Amended Agreement and the other Basic Documents or any Events of Default or Potential Events of Default, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Amendment or any other Basic Documents, as, among and between any Releasing Party and any Released Party, such claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof, and specifically including, without any limitation, any claims of liability asserted or which could have been asserted with respect to, arising out of or in any manner whatsoever connected directly or indirectly with any "lender liability-type" claim (the "Release"). Notwithstanding anything herein to the contrary, this Release will not extend to and will not affect any claims which may be asserted pursuant to events, circumstances, acts or omissions after the date of this Amendment.

                   It is a further condition of the consideration hereof and is the intention of the Company and each Credit Support Party in executing this Amendment that the same shall be effective as a bar as to each and every claim, demand and cause of action specified in this Section 6 and, in furtherance of this intention, Company and each Credit Support Party hereby expressly waives any and all rights or benefits conferred by the provisions of any applicable law, including but not limited to SECTION 1542 OF THE CALIFORNIA CIVIL CODE, and expressly consents that this Amendment shall be given full force and effect according to each and all of its express terms and conditions, including those relating to unknown and unsuspected claims, demands and causes of actions, if any, as well as those relating to any other claims, demands and causes of actions hereinabove specified. SECTION 1542 provides:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Company and each Credit Support Party acknowledges that it may hereafter discover claims or facts in addition to or different from those which Company or any Credit Support Party now knows or believes to exist with respect to the subject matter of this Agreement described in this Section 6 and which, if known or suspected at the time of

                                     9
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executing this Amendment, may have materially affected this Release.
Nevertheless, Company and each Credit Support Party hereby waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Company and each Credit Party acknowledges that it understands the significance and consequence of such release and such specific waiver herein, including such waivers of SECTION 1542.

                   The parties agree that the references to Section 1542 of the California Civil Code herein are made in an abundance of caution and no inference may be drawn to that section, or any other aspect of California law, governs this Amendment, the Note Purchase Agreement or any other Basic Document.

                   Nothing in this Section 6 or in this Amendment is, is intended to be, or should be construed or constituting a release of any rights or claims that are or may be held by the Released Parties against the Releasing Parties.

                   SECTION 7 MISCELLANEOUS

                   A. REFERENCE TO AND EFFECT ON THE NOTE PURCHASE AGREEMENT AND THE OTHER BASIC DOCUMENTS.

                  (i) On and after the date of this Amendment, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Note Purchase Agreement, and each reference in the other Basic Documents to the "Note Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Note Purchase Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Note Purchase Agreement and the other Note Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of SunAmerica under, the Note Purchase Agreement or any of the other Note Purchase Documents.

                   B. FEES AND EXPENSES. SGC and Company acknowledge that all costs, fees and expenses as described in subsection 9.2 of the Note Purchase Agreement incurred by any Holder and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                   C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                   D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                   E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, SunAmerica, Anchor and each of the Credit Support Parties and receipt by Company and SunAmerica, Anchor of written or telephonic notification of such execution and authorization of delivery thereof.

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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             SANTA FE GAMING CORPORATION,
                             individually and as a Credit Support Party


                             By: /s/ Thomas K. Land
                             ------------------------------------
                             Title: Senior Vice President and Chief Financial Officer
                             SAHARA LAS VEGAS CORP.


                             By: /s/ Thomas K. Land
                             ------------------------------------
                             Title: Senior Vice President and Chief Financial Officer



                             SAHARA RESORTS (for purposes of Sections 4 and 5 only), as a Credit Support Party


                             By: /s/ Thomas K. Land
                             ------------------------------------
                             Title: Senior Vice President and Chief Financial Officer



                             CASINO PROPERTIES, INC. (for purposes of
                             Sections 4 and 5 only), as a Credit Support Party


                             By: /s/ Thomas K. Land
                             ------------------------------------
                             Title: Senior Vice President and Chief Financial Officer

                             HACIENDA HAWAIIAN PROPERTIES, INC.
                             (for purposes of Sections 4 and 5 only), as a Credit Support Party


                             By: /s/ Thomas K. Land
                             ------------------------------------
                             Title: Senior Vice President and Chief Financial Officer

                             SUNAMERICA LIFE INSURANCE
                             COMPANY, as Holder and as Collateral Agent


                             By:
                                 --------------------------------
                             Title:
                                 --------------------------------

                             ANCHOR NATIONAL LIFE INSURANCE
                             COMPANY


                             By:
                                 --------------------------------
                             Title:
                                 --------------------------------


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